Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Event
28.	SUBSEQUENT EVENT

The Group evaluated all events subsequent to the balance sheet date of December 31, 2011 through the date the consolidated financial statements were issued.

In June 2011, the Group entered into a framework agreement with Beijing AirMedia Advertising Co., Ltd. ("AirMedia"), to set up two joint ventures ("JVs") in the PRC to engage in movie contents distribution related business. In December 2011, the Group and AirMedia entered into a supplemental agreement, pursuant to which the Group and AirMedia each contributed cash of $794 in February 2012, representing 50% of the equity interest in each of the JVs. The JVs were legally established on February 15, 2012 and March 13, 2012, respectively.